UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 30, 2007

         HarborView Mortgage Loan Trust 2007-2
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Greenwich Capital Financial Products, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140279) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,383,283,000 aggregate principal amount of Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-2 on March 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 26, 2007, as supplemented by the Prospectus Supplement dated March 29, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian. The “Certificates” consist of the following classes: Class 1A-1A, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class C, Class P, Class R and Class LT-R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of certain adjustable rate, first lien, residential mortgage loans with a negative amortization feature (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,002,941,781 as of March 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

4.1
Pooling and Servicing Agreement dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of March 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and GMAC Mortgage, LLC (as successor to GMAC Mortgage Corporation), as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Central Mortgage Company and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer.

99.4
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc., American Home Mortgage Corp. and American Home Mortgage Servicing, Inc. and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.5
Endorsement No. 1 to Certificate Guaranty Insurance Policy (No. AB1072BE) effective as of March 30, 2007, relating to the HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-2, Class 2A-1C.

99.6
Yield Maintenance Agreement (Reference No. IRG16242913.2A/.2B) dated as of March 30, 2007, including schedule to the Master Agreement, Credit Support Annex and Confirmation between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., as Yield Maintenance Administrator for the Yield Maintenance Trust with respect to the HarborView Mortgage Loan Trust 2007-2.

99.7
Senior Basis Risk Cap Agreement (Reference No. IRG16242968.2A/.2B), dated as of March 30, 2007, including schedule to the Master Agreement and Confirmation between The Royal Bank of Scotland plc, as Senior Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator.

99.8
Subordinate Basis Risk Cap Agreement (Reference No. IRG16242984.2A/.2B), dated as of March 30, 2007, including schedule to the Master Agreement and Confirmation between The Royal Bank of Scotland plc, as Subordinate Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

Dated: April 16, 2007

EXHIBIT INDEX

Exhibit No.   Description

4.1
Pooling and Servicing Agreement dated as of March 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and a Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of March 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., as Owner and GMAC Mortgage, LLC (as successor to GMAC Mortgage Corporation), as Servicer, and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.3
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Central Mortgage Company and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer.

99.4
Reconstituted Servicing Agreement dated as of March 1, 2007, by and between Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc., American Home Mortgage Corp. and American Home Mortgage Servicing, Inc. and acknowledged by Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.5
Endorsement No. 1 to Certificate Guaranty Insurance Policy (No. AB1072BE) effective as of March 30, 2007, relating to the HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-2, Class 2A-1C.

99.6
Yield Maintenance Agreement (Reference No. IRG16242913.2A/.2B) dated as of March 30, 2007, including schedule to the Master Agreement and Confirmation between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., as Yield Maintenance Administrator for the Yield Maintenance Trust with respect to the HarborView Mortgage Loan Trust 2007-2.

99.7
Senior Basis Risk Cap Agreement (Reference No. IRG16242968.2A/.2B), dated as of March 30, 2007, including schedule to the Master Agreement and Confirmation between The Royal Bank of Scotland plc, as Senior Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator.

99.8
Subordinate Basis Risk Cap Agreement (Reference No. IRG16242984.2A/.2B), dated as of March 30, 2007, including schedule to the Master Agreement and Confirmation between The Royal Bank of Scotland plc, as Subordinate Basis Risk Cap Provider, and Wells Fargo Bank, N.A., as Securities Administrator.